Exhibit 99.1

GUARDION HEALTH SCIENCES, INC.

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

May 1, 2024

Dear Fellow Stockholders,

In less than 4 weeks, stockholders of Guardion Health Sciences, Inc. (“Guardion” or the “Company”) will vote on two critical business proposals to be considered at a Special Meeting of Stockholders to be held on May 23, 2024, as follows:

1. To approve the sale of the Company’s primary business unit, its Activ Nutritional LLC subsidiary (“Activ”), to Doctor’s Best Inc. for $17,200,000; and

2. To approve the Plan of Dissolution and allow for the complete and prompt liquidation of the Company, unless a better and more valuable alternative becomes available.

If both of these proposals are approved, stockholders will receive one or more liquidating cash distributions, which combined are expected to represent a significant premium over our current and historical stock prices.

If both of these proposals are not approved at the May 23, 2024 stockholders’ meeting, we believe that there is substantial risk to the value of your shares.

Accordingly, your Board of Directors unanimously strongly recommends that you vote FOR BOTH PROPOSALS for the reasons noted below.

FOR THE SALE OF ACTIV:

●	$17,200,000 is the highest price offered for Activ after an extensive sales process managed by Alantra, LLC and is supported by a fairness opinion issued by Stout Risius Ross, LLC, an independent valuation expert.
●	There is no competing offer at any price.
●	The Company was not profitable during the years ended December 31, 2022 and 2023, and is not expected to reach profitability during the year ending December 31, 2024.
●	The transaction remains on track for completion in the second fiscal quarter of 2024, which ends June 30, 2024, subject to the Company receiving approval from its stockholders to consummate the transaction.

FOR THE DISSOLUTION:

●	Stockholder approval of the dissolution will allow the Company to save significant on-going expenses by being able to promptly wind-down its business affairs and distribute the sales proceeds, the saved expenses and the remaining cash on the balance sheet to our stockholders as soon as reasonably practicable.
●	If another alternative or transaction is identified that the Board of Directors believes is more valuable to our stockholders than the dissolution and a final distribution of cash, then the Board of Directors can pursue that alternative or transaction.

Guardion Health Sciences, Inc.

May 1, 2024

FOR THE DISSOLUTION:

●	If stockholders approve the sale of Activ but do not approve the dissolution, it will be much more difficult for the Company to distribute as much cash from that sale to our stockholders since the Company will need to continue to cover the considerable on-going expenses it has as a public company and to operate its remaining ocular products business while the Board of Directors considers strategic alternatives.
●	The Company’s common stock is listed and traded on the Nasdaq Capital Market (“Nasdaq”) under the symbol “GHSI”. However, if the sale of Activ is approved but the dissolution of the Company is not approved, we believe that maintaining our listing on Nasdaq will be difficult and uncertain.

WHY DO ALL VOTES MATTER?

●	Each proposal is voted on separately, and Delaware law requires that once a quorum is reached, over 50% of the issued and outstanding shares of the Company’s common stock must be voted in favor of each of the proposals for each of them to pass.
●	Shares that are not voted are the same as a “NO” vote for each proposal, so EVERY VOTE MATTERS, regardless of how many shares you own.
●	If the Company has to adjourn the stockholders’ meeting on May 23, 2024 to a later date because it does not have enough votes, that development will result in additional delay and costs, and uncertainty.

If you were a stockholder on April 5, 2024, PLEASE VOTE, even if you no longer own your shares today.

PLEASE VOTE TODAY!

If you have any questions or need assistance in voting your shares, please call our proxy advisors, Kingsdale Advisors, toll free at (866) 229-8874.

On behalf of the Board of Directors.

Sincerely,

Robert N. Weingarten

Chairman of the Board

Guardion Health Sciences, Inc.

May 1, 2024

About Guardion Health Sciences, Inc.

Guardion Health Sciences, Inc. (Nasdaq: GHSI) is a clinical nutrition company that offers a portfolio of science-based, clinically supported products designed to support the health needs of consumers, healthcare professionals and providers and their patients. Information and risk factors with respect to Guardion, its business and the transactions described herein may be obtained in the Company’s filings with the SEC free of charge at www.sec.gov.

Additional Information and Where to Find it

In connection with the proposed sale of Activ and the dissolution, Guardion Health Sciences, Inc. (the “Company”) filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on April 8, 2024. The definitive proxy statement and a form of proxy card have been mailed to the Company’s stockholders of record on April 5, 2024. Stockholders are urged to read the definitive proxy statement and any other documents filed with the SEC in connection with the proposed sale Activ and dissolution or incorporated by reference in the definitive proxy statement because they contain important information about the proposed sale of Activ and dissolution. The Company’s filings with the SEC may be obtained free of charge at www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transactions. Information regarding the executive officers and directors of the Company is set forth in the Company’s definitive proxy statement.

Forward Looking Statements

The matters described herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements contain information about our expectations, beliefs, plans or intentions regarding our product development and commercialization efforts, research and development efforts, business, financial condition, results of operations, strategies or prospects, and other similar matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “hopes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing.

These statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, and involve unknown risks and uncertainties that may individually or materially impact the matters discussed herein for a variety of reasons that are outside the control of the Company, including, but not limited to, the approval by the stockholders of the sale of Activ to Doctor’s Best Inc. and the Plan of Liquidation and Dissolution of the Company, the successful completion of the sale of Activ to Doctor’s Best Inc., the successful completion of the Company’s Plan of Liquidation and Dissolution if approved by the Company’s stockholders, the use of the proceeds received from the sale, the Company’s ability to continue to fund its operations, including its ocular healthcare business, subsequent to the sale, any replacement and integration of new management team members, the implementation of new financial, management, accounting and business software systems, supply chain disruptions, inflation and a potential recession on the Company’s business, operations and the economy in general, the Company’s ability to successfully develop and commercialize its proprietary products and technologies, and the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements.

Readers are cautioned not to place undue reliance on these forward-looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s filings with the SEC, which are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.